BLACKROCK FUNDSSM

BlackRock Money Market Portfolio

(the “Fund”)

Supplement dated June 9, 2016 to the

Investor and Institutional Shares

Prospectus of the Fund, dated July 29, 2015

Effective July 29, 2016, the prospectus of the Fund is amended as follows:

The section of the Fund’s prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—Initial Purchase—Have your Financial Intermediary submit your purchase order” with respect to the Fund is amended to delete the second paragraph of that section in its entirety as it applies to the Fund and replace it with the following:

For Money Market Portfolio, purchase orders received by the Transfer Agent before 4:00 p.m. (Eastern time) on each day both the New York Stock Exchange (the “Exchange”) and the Federal Reserve Bank of Philadelphia are open (each, a “business day”) will be priced based on the next net asset value calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:00 p.m. (Eastern time) you will receive that day’s dividends.

The section of the Fund’s prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Buy Shares—How to Pay for Shares—Making payment for purchases” with respect to the Fund is amended to delete the first paragraph of that section in its entirety as it applies to the Fund and replace it with the following:

For Money Market Portfolio, payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than the close of the federal funds wire (normally 6:00 p.m. Eastern time). If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

The section of the Fund’s prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” with respect to the Fund is amended to delete the first paragraph of the section entitled “Payment by Wire Transfer” in its entirety as it applies to the Fund and replace it with the following:

Payment by Wire Transfer: For Money Market Portfolio, payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

The section of the Fund’s prospectus entitled “Management of the Funds—Valuation of Fund Investments” with respect to the Fund is amended to delete the third paragraph of that section in its entirety as it applies to the Fund and replace it with the following:

For Money Market Portfolio, the Transfer Agent will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the Transfer Agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the Transfer Agent before 4:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:00 p.m. (Eastern time) you will receive that day’s dividends.

Shareholders should retain this Supplement for future reference.

PRO-MM-0616SUP